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                                                                   EXHIBIT 10.15

                             STRATEX NETWORKS, INC.

                            2002 STOCK INCENTIVE PLAN

         1. Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business.

         2. Definitions. As used herein, the following definitions shall apply:

                           (a)      "Administrator" means the Board or any of
the Committees appointed to administer the Plan.

                           (b)      "Affiliate" and "Associate" shall have the
respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

                           (c)      "Applicable Laws" means the legal
requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

                           (d)      "Assumed" means that (i) pursuant to a
Corporate Transaction defined in Section 2(q)(i), 2(q)(ii) or 2(q)(iii), the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction or (ii) pursuant to a Corporate Transaction defined in Section 2(q)(iv) or 2(q)(v), the Award is expressly affirmed by the Company.

                           (e)      "Award" means the grant of an Option,
Restricted Stock, Share or other right or benefit under the Plan.

                           (f)      "Award Agreement" means the written
agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

                           (g)      "Board" means the Board of Directors of the
Company.

                           (h)      "Cause" means, with respect to the
termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the
Grantee's: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (iii) unauthorized use or disclosure of confidential information or trade secrets

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of the Company or a Related Entity or (iv) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

                  (i) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

                           (i)      the direct or indirect acquisition by any
person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offer or do not recommend such stockholders accept, or

                           (ii)     a change in the composition of the Board
over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

                  (j) "Code" means the Internal Revenue Code of 1986, as amended.

                  (k) "Committee" means any committee appointed by the Board to administer the Plan.

                  (l)      "Common Stock" means the common stock of the Company.

                  (m) "Company" means Stratex Networks, Inc., a Delaware corporation.

                  (n) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

                  (o) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six
(36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

                  (p) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized

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personal leave. For purposes of each Incentive Stock Option granted under the
Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

                  (q) "Corporate Transaction" means any of the following transactions:

                           (i)      a merger or consolidation in which the
Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                           (ii)     the sale, transfer or other disposition of
all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations);

                           (iii)    the complete liquidation or dissolution of
the Company;

                           (iv)     any reverse merger in which the Company is
the surviving entity but in which securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

                           (v)      acquisition in a single or series of related
transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

                  (r) "Covered Employee" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

                  (s) "Director" means a member of the Board or the board of directors of any Related Entity.

                  (t) "Disability" means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, "Disability" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

                  (u) "Employee" means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

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                  (v)      "Exchange Act" means the Securities Exchange Act of
1934, as amended.

                  (w) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                              (i)      If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation The NASDAQ National Market or The NASDAQ Small Cap Market of The NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                              (ii)     If the Common Stock is regularly quoted
on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                              (iii)    In the absence of an established market
for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

                  (x) "Good Reason" means the occurrence after a Corporate Transaction or Change in Control of any of the following events or conditions unless consented to by the Grantee (and the Grantee shall be deemed to have consented to any such event or condition unless the Grantee provides written notice of the Grantee's non-acquiescence within 30 days of the effective time of such event or condition):

                              (i)      a change in the Grantee's
responsibilities or duties which represents a material and substantial diminution in the Grantee's responsibilities or duties as in effect immediately preceding the consummation of a Corporate Transaction or Change in Control;

                              (ii)     a reduction in the Grantee's base salary
to a level below that in effect at any time within six (6) months preceding the consummation of a Corporate Transaction or Change in Control or at any time thereafter; or

                              (iii)    requiring the Grantee to be based at any
place outside a 50-mile radius from the Grantee's job location or residence prior to the Corporate Transaction or Change in Control, except for reasonably required travel on business which is not materially greater than such travel requirements prior to the Corporate Transaction or Change in Control.

                  (y) "Grantee" means an Employee, Director or Consultant who receives an Award pursuant to an Award Agreement under the Plan.

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                  (z)      "Immediate Family" means any child, stepchild,
grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

                  (aa) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (bb) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (cc) "Officer" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (dd) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

                  (ee) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (ff) "Performance - Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

                  (gg)     "Plan" means this 2002 Stock Incentive Plan.

                  (hh) "Related Entity" means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

                  (ii) "Replaced" means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or the Award is replaced with a cash incentive program of the successor entity or Parent thereof which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

                  (jj) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

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                  (kk)     "Rule 16b-3" means Rule 16b-3 promulgated under the
Exchange Act or any successor thereto.

                  (ll)     "Share" means a share of the Common Stock.

                  (mm) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.       Stock Subject to the Plan.

                  (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is ten million (10,000,000) Shares. Notwithstanding the foregoing and subject to the provisions of Section 10, below, of the number of Shares specified above, the maximum aggregate number of Shares which may be issued pursuant to all Awards other than Options is one million two hundred thousand (1,200,000) Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

                  (b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

         4.       Administration of the Plan.

                  (a)      Plan Administrator.

                           (i)      Administration with Respect to Directors and
Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                           (ii)     Administration With Respect to Consultants
and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

                           (iii)    Administration With Respect to Covered
Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as

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Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

                           (iv)     Administration Errors. In the event an Award
is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

                  (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                           (i)      to select the Employees, Directors and
Consultants to whom Awards may be granted from time to time hereunder;

                           (ii)     to determine whether and to what extent
Awards are granted hereunder;

                           (iii)    to determine the number of Shares or the
amount of other consideration to be covered by each Award granted hereunder;

                           (iv)     to approve forms of Award Agreements for use
under the Plan;

                           (v)      to determine the terms and conditions of any
Award granted hereunder;

                           (vi)     to amend the terms of any outstanding Award
granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent and that any amendment to reduce the exercise price of any outstanding Option shall not be made without the approval of the Company's stockholders;

                           (vii)    to construe and interpret the terms of the
Plan and Awards granted pursuant to the Plan, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

                           (viii)   to establish additional terms, conditions,
rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

                           (ix)     to take such other action, not inconsistent
with the terms of the Plan, as the Administrator deems appropriate.

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         5.       Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

         6.       Terms and Conditions of Awards.

                           (a) Type of Awards. The Administrator is authorized
under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise right or vesting provision related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions or (iii) Restricted Stock. An Award may consist of one or more such securities or benefits in any combination or alternative.

                           (b) Designation of Award. Each Award shall be
designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option with respect to which such Shares are granted.

                           (c) Conditions of Award. Subject to the terms of the
Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

                           (d) Acquisitions and Other Transactions. The
Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

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                           (e) Deferral of Award Payment. The Administrator may
establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award (but only to the extent that such deferral programs would not result in an accounting compensation charge unless otherwise determined by the Administrator). The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

                           (f) Separate Programs. The Administrator may
establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

                           (g) Individual Award Limit. The maximum number of
Shares with respect to which Options may be granted to any Grantee in any fiscal year of the Company shall be seven hundred fifty thousand (750,000) Shares. In connection with a Grantee's commencement of Continuous Service, the Grantee may be granted Options for up to an additional seven hundred fifty thousand (750,000) Shares, which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to
Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Grantee, if any Option is canceled, the canceled Option shall continue to count against the maximum number of Shares with respect to which Options may be granted to the Grantee. For this purpose, the repricing of an Option shall be treated as the cancellation of the existing Option and the grant of a new Option.

                           (h) Early Exercise. The Award Agreement may, but need
not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

                           (i) Term of Award. The term of each Award shall be
the term stated in the Award Agreement, provided, however, that the term of any Award shall be no more than seven (7) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

                           (j) Transferability of Awards. Incentive Stock
Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's

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Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. Other Awards shall be transferred by will and by the laws of descent and distribution, and during the lifetime of the Grantee, by gift and/or pursuant to a domestic relations order to members of the Grantee's Immediate Family to the extent and in the manner determined by the Administrator.

                           (k) Time of Granting Awards. The date of grant of an
Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

         7.       Award Exercise or Purchase Price, Consideration, and Taxes.

                           (a) Exercise or Purchase Price. The exercise or
purchase price, if any, for an Award shall be as follows:

                                    (i)      In the case of an Incentive Stock
Option:

                                             (A) granted to an Employee who, at
the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                                             (B) granted to any Employee other
than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                                    (ii)     In the case of a Non-Qualified
Stock Option, the per Share exercise price shall be not less than one-hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                                    (iii)    In the case of Awards intended to
qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                                    (iv)     In the case of other Awards, such
price as is determined by the Administrator.

                                    (v)      Notwithstanding the foregoing
provisions of this Section 7(a), in the case of an Award issued pursuant to
Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

                           (b) Consideration. Subject to Applicable Laws, the
consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be

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determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

                                    (i)      cash or check in U.S. dollars;

                                    (ii)     surrender of Shares or delivery of
a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

                                    (iii)    with respect to Options, payment
through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                                    (iv)     any combination of the foregoing
methods of payment.

                           (c) Taxes. No Shares shall be delivered under the
Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

         8.       Exercise of Award.

                           (a) Procedure for Exercise; Rights as a Stockholder.

                                    (i)      Any Award granted hereunder shall
be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement; provided, however, that no Award granted to an Employee, except for Restricted Stock or an Award granted under an Award Agreement described in Section 6(h), shall be exercisable prior to the first anniversary of the grant date.

                                    (ii)     An Award shall be deemed to be
exercised when written notice (including written notice provided via electronic transmission) of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iii). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

                           (b) Exercise of Award Following Termination of
Continuous Service.

                                    (i)      An Award may not be exercised after
the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

                                    (ii)     Where the Award Agreement permits a
Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

                                    (iii)    Any Award designated as an
Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

         9.       Conditions Upon Issuance of Shares.

                           (a) Shares shall not be issued pursuant to the
exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                           (b) As a condition to the exercise of an Award, the
Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

         10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Options may be granted to any Grantee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

         11.      Corporate Transactions/Changes in Control.

         Termination of Award to Extent Not Assumed.

                           (i)      Corporate Transaction. Effective upon the
consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

         Acceleration of Award Upon Corporate Transaction/Change in Control.

                           (ii)     Corporate Transaction. Except as provided
otherwise in an individual Award Agreement, in the event of a Corporate Transaction, for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value) for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction.

                           (iii)    Change in Control. The Administrator shall
have the authority, exercisable either in advance of any actual or anticipated Change in Control or at the time of an actual Change in Control and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Change in Control, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Change in Control. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control, shall remain fully exercisable until the expiration or sooner termination of the Award.

         Effect of Acceleration on Incentive Stock Options. The portion of any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of
                  Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

         12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of seven (7) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

         13.      Amendment, Suspension or Termination of the Plan.

                           (a) The Board may at any time amend, suspend or
terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required. In addition, any amendment to this Section 13(a) or Section 4(b)(vi) shall also require stockholder approval.

                           (b) No Award may be granted during any suspension of
the Plan or after termination of the Plan.

                           (c) No amendment, suspension or termination of the
Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Awards already granted to a Grantee, unless consented to by the Grantee.

         14.      Reservation of Shares.

                           (a) The Company, during the term of the Plan, will at
all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                           (b) The inability of the Company to obtain authority
from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee's Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee's Continuous Service has been terminated for Cause for the purposes of this Plan.

         16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

         17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

                             STRATEX NETWORKS, INC.
                    2002 NON-EMPLOYEE DIRECTOR OPTION PROGRAM

                                    ARTICLE I
                    ESTABLISHMENT AND PURPOSE OF THE PROGRAM

1.01     ESTABLISHMENT OF PROGRAM

The Stratex Networks, Inc. 2002 Non-Employee Director Option Program (the "Program") is adopted pursuant to the Stratex Networks, Inc. 2002 Stock Incentive Plan (the "Plan") and, in addition to the terms and conditions set forth below, is subject to the provisions of the Plan.

1.02     PURPOSE OF PROGRAM

The purpose of the Program is to enhance the ability of the Company to attract and retain directors who are not Employees ("Non-Employee Directors") through a program of automatic Option grants.

1.03     EFFECTIVE DATE OF THE PROGRAM

The Program is effective as of the date of 2002 Annual Stockholders Meeting, such effectiveness conditioned upon approval of the Plan by the Company's stockholders at such meeting.

                                   ARTICLE II
                                   DEFINITIONS

Capitalized terms in this Program, unless otherwise defined herein, have the meaning given to them in the Plan.

                                   ARTICLE III
                                  OPTION TERMS

3.01     DATE OF GRANT AND NUMBER OF SHARES

As of the effective date of the Plan, a Non-Qualified Stock Option to purchase thirty thousand (30,000) Shares shall be granted (the "Initial Grant") to each Non-Employee Director newly elected or appointed to the Board upon the date each such Non-Employee Director first becomes a Non-Employee Director. In addition, immediately following each annual meeting of the

Company's stockholders commencing with the 2002 Annual Stockholders Meeting, each Non-Employee Director who continues as a Non-Employee Director following such annual meeting shall be granted a Non-Qualified Stock Option to purchase ten thousand (10,000) Shares (a "Subsequent Grant"); provided that no Subsequent Grant shall be made to any Non-Employee Director who has not served as a director of the Company for at least three (3) years as of the time of such annual meeting. Each such Subsequent Grant shall be made on the date of the annual stockholders' meeting in question.

In the event of a transaction described in Section 10 of the Plan, the Administrator, in its sole discretion, may determine whether to adjust the number of Shares to be subject to the automatic issuance of Initial Grants and Subsequent Grants that occur on or after such a transaction. No such adjustment to new Initial Grants and Subsequent Grants shall be made in the absence of an affirmative determination by the Administrator. However, the number of Shares underlying any Initial Grants and Subsequent Grants outstanding on the date of a transaction described in Section 10 of the Plan shall be subject to adjustment in accordance with Section 10 of the Plan.

3.02     VESTING

Each Initial Grant under the Program shall be immediately exercisable as to all of the Shares subject to the Option. However, the Shares purchased under such Initial Grant shall be subject to repurchase by the Company, at the same exercise price paid per Share by the Non-Employee Director, upon the Non-Employee Director's cessation of Continuous Service prior to vesting in those Shares. Each Initial Grant shall vest as to one-third (1/3) of the Shares subject to the Option twelve (12) months after the date of grant and an additional one-third (1/3) of the Shares subject to the Option shall vest on each yearly anniversary of the date of grant thereafter, such that the Initial Grant will be fully vested three (3) years after its date of grant.

For purposes this Program, the term "vest" shall mean, with respect to any Shares, that such Shares are no longer subject to repurchase by the Company; provided, however, that such Shares shall remain subject to other restrictions on transfer set forth in the underlying Award Agreement or in the Plan. Shares that have not vested are deemed "Restricted Shares." If the Non-Employee Director becomes vested in a fraction of a Restricted Share, such Restricted Share shall not vest until the Non-Employee Director becomes vested in the entire Share. Notwithstanding the foregoing, any Restricted Shares purchased under this Program will be subject to the provisions of the underlying Award Agreement and Section 11 of the Plan relating to the release of repurchase and forfeiture provisions in the event of a Corporate Transaction or Change of Control.

Each Subsequent Grant under the Program shall be fully vested and exercisable as to all Shares subject to the Option on the date of grant. Subsequent Grants are not subject to repurchase by the Company.

3.03     EXERCISE PRICE

The exercise price per Share of Common Stock of each Option granted under the Program shall be one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

3.04     TERM

Each Option granted under the Program shall have a maximum term of five (5) years measured from the date of grant.

3.05     CORPORATE TRANSACTIONS/CHANGES IN CONTROL

(a) In the event of a Corporate Transaction, each Option which is at the time outstanding under the Program automatically shall become fully vested and exercisable immediately prior to the effective date of such Corporate Transaction. Effective upon the consummation of the Corporate Transaction, all outstanding Options under the Program shall terminate. However, such Options shall not terminate if the Options are Assumed by the successor corporation or Parent thereof in connection with the Corporate Transaction.

(b) In the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), each Option which is at the time outstanding under the Program automatically shall become fully vested and exercisable immediately prior to the specified effective date of such Change in Control. Each such Option shall remain so exercisable until the expiration or sooner termination of the applicable Option term.

3.05     OTHER TERMS

The Administrator shall determine the remaining terms and conditions of the Options awarded under the Program.

                             STRATEX NETWORKS, INC.

                  2002 NON-EMPLOYEE DIRECTOR STOCK FEE PROGRAM

                                    ARTICLE I
                    ESTABLISHMENT AND PURPOSE OF THE PROGRAM

1.01     ESTABLISHMENT OF PROGRAM

The Stratex Networks, Inc. 2002 Non-Employee Director Stock Fee Program (the "Program") is adopted pursuant to the Stratex Networks, Inc. 2002 Stock Incentive Plan (the "Plan") and, in addition to the terms and conditions set forth below, is subject to the provisions of the Plan.

1.02     PURPOSE OF PROGRAM

The purpose of the Program is to enhance the ability of the Company to attract and retain directors who are not Employees ("Non-Employee Directors") through a program of receiving Shares of the Company in lieu of annual retainer and meeting fees.

1.03     EFFECTIVE DATE OF THE PROGRAM

The Program is effective as of the date of 2002 Annual Stockholders Meeting, such effectiveness conditioned upon approval of the Plan by the Company's stockholders at such meeting.

                                   ARTICLE II
                                   DEFINITIONS

Capitalized terms in this Program, unless otherwise defined herein, have the meaning given to them in the Plan.

                                   ARTICLE III
                             STOCK FEE PROGRAM TERMS

3.01     ELIGIBILITY

As of the effective date of the Plan, each Non-Employee Director shall be eligible to elect to apply all or any portion of the annual retainer fee and meeting fees otherwise payable to such individual in cash to the acquisition of Shares under the Plan pursuant to the terms and conditions of this Program.

3.02     ELECTION PROCEDURE

(a) The Non-Employee Director must make the stock-in-lieu-of-fee election prior to the start of the calendar year for which the election is to be effective. Subject to the last sentence of this Section 3.02(a), the first calendar year for which any such election may be filed shall be the 2003 calendar year. The election, once filed, shall be irrevocable. The election for any upcoming calendar year may be filed at any time prior to the start of that year, but in no event later than December 31 of the immediately preceding calendar year. The Non-Employee Director may file a standing election to be in effect for two (2) or more consecutive calendar years or to remain in effect indefinitely until revoked by written instrument filed with the Administrator at least thirty (30) days prior to the start of the first calendar year for which such standing election is no longer to remain in effect. Any standing election filed under the Stock Fee Program of the DMC Stratex Networks, Inc. 1994 Stock Incentive Plan or the DMC Stratex Networks, Inc. 1999 Stock Incentive Plan shall be deemed a standing election under this Program without any further action by the Non-Employee Director in order to be administered in accordance with the terms of such previously filed standing election.

(b) The election must be filed with the Administrator on the appropriate form provided by the Administrator for this purpose. On the election form, the Non-Employee Director must indicate the percentage or dollar amount of his or her annual retainer fee and/or his or her meeting fees to be applied to the acquisition of Shares.

3.03     ISSUE DATE FOR ANNUAL RETAINER FEE SHARES

On the first trading day in January of the calendar year for which the election is effective, the portion of the annual retainer fee subject to such election shall automatically be applied to the acquisition of Shares by dividing the elected dollar amount by the Fair Market Value per Share of Common Stock on that trading day. The number of issuable Shares shall be rounded down to the next whole Share, and the issued Shares shall be held in escrow by the Secretary of the Company as "Restricted Shares" until the Non-Employee Director fully vests in such Restricted Shares. Such Restricted Shares shall not be assignable or transferable while they remain unvested, but the Non-Employee Director shall have full stockholder rights, including voting, dividend and liquidation rights, with respect to all Restricted Shares held in escrow on his or her behalf.

3.04     VESTING OF ANNUAL RETAINER FEE SHARES

Upon completion of each calendar month of Continuous Service during the year for which the election applicable to the annual retainer fee is in effect, the Non-Employee Director shall vest in one-twelfth (1/12) of the Restricted Shares, and the stock certificate for those Shares shall be released from escrow. Notwithstanding the provisions of the Plan, immediate vesting in all Restricted Shares shall occur in the event (i) the Non-Employee Director should die or incurs a Disability during his or her Continuous Service or (ii) there should occur a Corporate Transaction or Change in Control while such individual remains in Continuous Service. Should such individual cease Continuous Service prior to vesting in one or more monthly installments of the Restricted Shares, then any Restricted Shares that remain unvested shall be canceled by the Company, and the Non-Employee Director shall not be entitled to any cash payment or other consideration from the Company with respect to the canceled Restricted Shares and shall have no further stockholder rights with respect to such Restricted Shares.

For purposes this Program, the term "vest" shall mean, with respect to any Restricted Shares, that such Restricted Shares are no longer subject to forfeiture to the Company or restrictions on assignability or transfer. If the Non-Employee Director becomes vested in a fraction of a Restricted Share, such Restricted Share shall not vest until the Non-Employee Director becomes vested in the entire Share.

3.05     ISSUE DATE FOR MEETING FEE SHARES

On the first trading day following any meeting in a calendar year for which the election is effective, the portion of the meeting fee subject to such election shall automatically be applied to the acquisition of Shares by dividing the elected dollar amount by the Fair Market Value per Share of Common Stock on that trading day. The number of issuable Shares shall be rounded down to the next whole Share, and the Shares shall be issued as soon as practicable to the Non-Employee Director.

3.06     OTHER TERMS

The Administrator shall determine the remaining terms and conditions of the Program.

                STRATEX NETWORKS, INC. 2002 STOCK INCENTIVE PLAN

                    2002 NON-EMPLOYEE DIRECTOR OPTION PROGRAM

                   NOTICE OF NON-QUALIFIED STOCK OPTION AWARD

[PER PROGRAM, SINGLE TRIGGER ACCELERATION FOR NON-EMPLOYEE DIRECTORS - REMOVE THIS]

         Grantee's Name and Address:         ___________________________________

                                             ___________________________________

                                             ___________________________________

         You have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the "Notice"), the Stratex Networks, Inc. 2002 Stock Incentive Plan (the "Plan"), and the Stratex Networks, Inc. 2002 Non-Employee Director Option Program (the "Program"), as amended from time to time, and the Non-Qualified Stock Option Award Agreement (the "Option Agreement") attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan and the Program shall have the same defined meanings in this Notice.

         Award Number                        ___________________________________

         Date of Award                       ___________________________________

         Vesting Commencement Date           ___________________________________

         Exercise Price per Share            $__________________________________

         Total Number of Shares subject
         to the Option (the "Shares")        ___________________________________

         Total Exercise Price                $__________________________________

         Type of Option:                     Non-Qualified Stock Option

         Expiration Date:                    ___________________________________

         Post-Termination Exercise Period:   Three (3) Months

Vesting Schedule:

         [FOR INITIAL GRANTS] <THIS OPTION IS IMMEDIATELY EXERCISABLE, ALTHOUGH THE SHARES ISSUED UPON EXERCISE OF THE OPTION WILL BE SUBJECT TO THE RESTRICTIONS ON TRANSFER AND A RIGHT OF REPURCHASE AT THE EXERCISE PRICE PER SHARE, IN FAVOR OF THE COMPANY, AS DESCRIBED IN SECTION 10 OF THE OPTION AGREEMENT (THE "REPURCHASE RIGHT"). FOR PURPOSES OF THIS NOTICE AND THE OPTION AGREEMENT, THE TERM "VEST" SHALL MEAN, WITH RESPECT TO ANY SHARES, THAT SUCH SHARES (WHETHER SUBJECT TO THE OPTION OR ACQUIRED UPON EXERCISE OF THE OPTION) ARE NO LONGER SUBJECT TO THE REPURCHASE RIGHT AS TO UNVESTED SHARES, PROVIDED, HOWEVER, THAT SUCH SHARES SHALL REMAIN SUBJECT TO OTHER RESTRICTIONS ON TRANSFER SET FORTH IN THE PLAN, THE PROGRAM AND THE OPTION AGREEMENT. IF THE GRANTEE BECOMES VESTED IN A FRACTION OF A SHARE, SUCH SHARE SHALL NOT VEST UNTIL THE GRANTEE BECOMES VESTED IN THE ENTIRE SHARE.

NOTWITHSTANDING THE FOREGOING, THE SHARES SUBJECT TO THIS NOTICE WILL BE RELEASED FROM THE REPURCHASE RIGHT IN THE EVENT OF A CORPORATE TRANSACTION OR A CHANGE IN CONTROL, IN ACCORDANCE WITH SECTION 3.05 OF THE PROGRAM. PROVIDED THAT GRANTEE'S CONTINUOUS SERVICE IS NOT TERMINATED AND SUBJECT TO THE OTHER LIMITATIONS SET FORTH IN THIS NOTICE, THE PLAN, THE PROGRAM AND THE OPTION AGREEMENT, THE REPURCHASE RIGHT AS TO UNVESTED SHARES SHALL LAPSE IN ACCORDANCE WITH THE FOLLOWING SCHEDULE:

         ONE-THIRD (1/3) OF THE SHARES OF COMMON STOCK SUBJECT TO THE OPTION SHALL VEST TWELVE (12) MONTHS AFTER THE VESTING COMMENCEMENT DATE, AND AN ADDITIONAL ONE-THIRD (1/3) OF THE SHARES OF COMMON STOCK SUBJECT TO THE OPTION SHALL VEST ON EACH YEARLY ANNIVERSARY OF THE VESTING COMMENCEMENT DATE THEREAFTER.>

         [FOR SUBSEQUENT GRANTS] <SUBJECT TO GRANTEE'S CONTINUOUS SERVICE AND OTHER LIMITATIONS SET FORTH IN THIS NOTICE, THE PLAN, THE PROGRAM AND THE OPTION AGREEMENT, THE OPTION MAY BE EXERCISED, IN WHOLE OR IN PART, IN ACCORDANCE WITH THE FOLLOWING SCHEDULE:

         100% OF THE SHARES SUBJECT TO THE OPTION SHALL BE FULLY VESTED AND EXERCISABLE ON THE VESTING COMMENCEMENT DATE AND SHALL NOT SUBJECT TO REPURCHASE BY THE COMPANY AS DESCRIBED IN SECTION 10 OF THE OPTION AGREEMENT.>

         During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of ninety (90) days. Vesting of the Option shall resume upon the Grantee's termination of the leave of absence and return to service to the Company or a Related Entity. The Vesting Schedule of the Option shall be extended by the length of the suspension.

         IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, the Program and the Option Agreement.

                                    Stratex Networks, Inc.,
                                    a Delaware corporation

                                    By: ________________________________________

                                    Title: _____________________________________

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER).

         The Grantee acknowledges receipt of a copy of the Plan, the Program and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, the Program and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan, the

Program and the Option Agreement. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan, the Program and the Option Agreement shall be resolved in accordance with Section 20 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated: ______________________       Signed: ____________________________________
                                                          Grantee

                                                      AWARD NUMBER:  ___________

                STRATEX NETWORKS, INC. 2002 STOCK INCENTIVE PLAN

                    2002 NON-EMPLOYEE DIRECTOR OPTION PROGRAM

                   NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

         1. Grant of Option. Stratex Networks, Inc., a Delaware corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Non-Qualified Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Shares of Common Stock subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") subject to the terms and provisions of the Notice, this Non-Qualified Stock Option Award Agreement (the "Option Agreement"), the Company's 2002 Stock Incentive Plan (the "Plan"), and the Company's 2002 Non-Employee Director Option Program (the "Program"), as amended from time to time, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan and the Program shall have the same defined meanings in this Option Agreement.

         The Option is intended to qualify as a Non-Qualified Stock Option and not as an Incentive Stock Option as defined in Section 422 of the Code.

         2.       Exercise of Option.

                  (a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement by delivery of an exercise notice (a form of which is attached as Exhibit A) or by other such procedure as specified from time to time by the Administrator. The Option shall be subject to the provisions of Section 3.05 of the Program relating to the exercisability or termination of the Option in the event of a Corporate Transaction or a Change in Control. No partial exercise of the Option may be for less than the lesser of five percent (5%) of the total number of Shares subject to the Option or the remaining number of Shares subject to the Option. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

                  (b) Method of Exercise. The Option shall be exercisable only by delivery of an exercise notice (attached as Exhibit A) or by such procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, such other representations and agreements as to the holder's investment intent with respect to such Shares and such other provisions as may be required by the Administrator. The exercise notice shall be signed by the Grantee and shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d), below.

                  (c) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares. Upon exercise of the Option, the Company or the Grantee's employer may offset or withhold (from any amount owed by the Company or the Grantee's employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax obligations and/or the employer's withholding obligations.

         3. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

                  (a)      cash;

                  (b)      check;

                  (c) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price); or

                  (d) payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

         4. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

         5. Termination or Change of Continuous Service. In the event the Grantee's Continuous Service terminates, other than for Cause, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the "Termination Date"). In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall, except as otherwise determined by the Administrator, terminate concurrently with the termination of the

Grantee's Continuous Service (also the "Termination Date"). In no event shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee's change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and, except to the extent otherwise determined by the Administrator, continue to vest. Except as provided in Sections 6 and 7 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

         6. Disability of Grantee. In the event the Grantee's Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months from the Termination Date (and in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date. To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.

         7. Death of Grantee. In the event of the termination of the Grantee's Continuous Service as a result of his or her death, or in the event of the Grantee's death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee's termination of Continuous Service as a result of his or her Disability, the Grantee's estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the portion of the Option that was vested at the date of termination, within twelve (12) months from the date of death (but in no event later than the Expiration Date). To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

         8. Transferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that the Option may be transferred to members of the Grantee's Immediate Family to the extent and in the manner authorized by the Administrator. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Grantee.

         9. Term of Option. The Option may be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein.

         10.      Company's Repurchase Right.

                  (a) Grant of Repurchase Right. The Company is hereby granted the right (the "Repurchase Right"), exercisable at any time during the ninety (90) day period following the Termination Date, to repurchase all or any portion of the Shares that have not vested pursuant to the terms of the Vesting Schedule purchased upon exercise of the Option (the "Share Repurchase Period").

                  (b) Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to the Grantee prior to the expiration of the Share Repurchase Period. The notice shall indicate the number of Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not later than the last day of the

Share Repurchase Period. On the date on which the repurchase is to be effected, the Company and/or its assigns shall pay to the Grantee in cash or cash equivalents (including the cancellation of any purchase-money indebtedness) an amount equal to the lower of the Exercise Price or Fair Market Value per Share for unvested Shares which are to be repurchased from the Grantee. Upon such payment or deposit into escrow for the benefit of the Grantee, the Company and/or its assigns shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to its own name or its assigns the number of Shares being repurchased, without further action by the Grantee.

                  (c) Assignment. Whenever the Company shall have the right to purchase Shares under this Repurchase Right, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company's Repurchase Right.

                  (d) Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Shares for which it is not timely exercised.

                  (e) Corporate Transaction/Change in Control. Notwithstanding the foregoing, Shares subject to the Repurchase Right will be released from the Repurchase Right in the event of a Corporate Transaction or a Change in Control, in accordance with Section 3.05 of the Program.

         11. Transfer Restrictions for Unvested Shares. The Shares sold to the Grantee hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Grantee prior to the date that the Shares become vested pursuant to the Vesting Schedule set forth in the Notice. Any attempt to transfer Shares in violation of this Section 11 will be null and void and will be disregarded.

         12. Escrow of Stock. For purposes of facilitating the enforcement of the provisions of the Repurchase Right, the Grantee agrees, immediately upon receipt of the certificate(s) for the Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit B, executed in blank by the Grantee and the Grantee's spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Shares have not vested pursuant to the Vesting Schedule set forth in the Notice and are subject to Company's Repurchase Right, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Option Agreement in accordance with the terms hereof. The Grantee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Option Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Subject to the provisions of any security agreement relating to Grantee's purchase of the Shares, upon the vesting of Shares and termination of the Company's Repurchase Right as set forth in Section 10, the escrow holder will, upon request, transmit to the Grantee the certificate evidencing such Shares.

         13. Additional Securities. Any securities or cash received (other than a regular cash dividend) as the result of ownership of the Shares (the "Additional Securities"), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of any transaction described in Section 10 of the Plan, shall be subject to the same conditions and restrictions as the Shares with respect to which they were issued, including, without limitation, the Vesting Schedule set forth in the Notice, and the Repurchase Right and retained in escrow in the same manner as the Shares with respect to which they relate. The Grantee shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Grantee may not direct the Company to sell any such warrant or option. If Additional Securities consist of a convertible security, the Grantee may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. Appropriate adjustments to reflect the distribution of Additional Securities shall be made to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company's capital structure. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or the Additional Securities in exchange for the certificates of the replacement securities.

         14. Distributions. Subject to Section 10(e) and Section 13, the Company shall disburse to the Grantee all regular cash dividends with respect to the Shares and Additional Securities (whether vested or not), less any applicable withholding obligations.

         15. Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Option Agreement, the Notice, the Plan or the Program, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

         16. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         17. Special Tax Election for Exercise of Option Subject to Forfeiture/Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

                  (a) Section 83 (b) Election For Exercise of Non-Qualified Stock Option Subject to Vesting. If the Shares are acquired hereunder pursuant to the exercise of a Non-Qualified Stock Option that has not vested pursuant to the Vesting Schedule set forth in the Notice, then the Grantee understands that under Code Section 83, the excess of the Fair Market Value of the Shares on the date any forfeiture restrictions applicable to the Shares lapse over the Exercise Price paid for the Shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Shares pursuant to the Repurchase Right provided under Section 10. The Grantee understands that he/she may elect under Code Section 83(b) to be taxed at the time the Shares are acquired hereunder, rather than when and as the Shares cease to be subject to the forfeiture restrictions. Such election (the "83(b) Election") must be filed with the Internal Revenue Service within thirty (30) days after the date Shares are acquired upon exercise of the Option. Even if the Fair Market Value of the Shares on the date the Option is exercised equals the Exercise Price paid (and thus no tax is payable), the 83(b) Election must be made to avoid adverse tax consequences in the future. THE FORM FOR MAKING THIS 83(b) ELECTION IS ATTACHED AS EXHIBIT C HERETO. THE GRANTEE UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY THE GRANTEE AS THE FORFEITURE RESTRICTIONS LAPSE.

                  (b) FILING RESPONSIBILITY. THE GRANTEE ACKNOWLEDGES THAT IT IS THE GRANTEE'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY 83(b) ELECTION UNDER CODE SECTION 83(b), EVEN IF THE GRANTEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

                  (c) Exercise of Vested Non-Qualified Stock Option. If pursuant to the Vesting Schedule set forth in the Notice, the Shares acquired upon exercise of the Option are not subject to any forfeiture restrictions, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is a former Employee, the Company will be required to withhold from the Grantee's compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                  (d) Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes and subject to tax at a maximum rate of 20%.

         18. Entire Agreement: Governing Law. The Notice, the Plan, the Program and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee.

Nothing in the Notice, the Plan, the Program and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan, the Program and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice, the Plan, the Program or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

         19. Headings. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

         20. Dispute Resolution The provisions of this Section 20 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan, the Program and this Option Agreement. The Company, the Grantee, and the Grantee's assignees pursuant to Section 8 (the "parties") shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan, the Program and this Option Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan, the Program or this Option Agreement shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in the Santa Clara County Superior Court) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such courts. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this
Section 20 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

         21. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party.

                                    EXHIBIT A

                STRATEX NETWORKS, INC. 2002 STOCK INCENTIVE PLAN

                                 EXERCISE NOTICE

Stratex Networks, Inc.
170 Rose Orchard Way
San Jose, California  95134

Attention: Secretary

         1. Exercise of Option. Effective as of today, ______________, ___ the undersigned (the "Grantee") hereby elects to exercise the Grantee's option to purchase ___________ shares of the Common Stock (the "Shares") of Stratex Networks, Inc. (the "Company") under and pursuant to the Company's 2002 Stock Incentive Plan, the Company's 2002 Non-Employee Director Option Program (the "Program"), as amended from time to time, and the Non-Qualified Stock Option Award Agreement (the "Option Agreement") and Notice of Non-qualified Stock Option Award (the "Notice") dated ______________, ________. Unless otherwise defined herein, the terms defined in the Plan and the Program shall have the same defined meanings in this Exercise Notice.

         2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan, the Program and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 8 of the Plan.

         The Grantee shall enjoy rights as a stockholder until such time as the Grantee disposes of the Shares or the Company and/or its assignee(s) exercises the Repurchase Right. Upon such exercise, the Grantee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Option Agreement, and the Grantee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

         4. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d) of the Option Agreement.

         5. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice

         6. Tax Election; Taxes. The Grantee shall provide the Company with a copy of any timely filed 83(b) Election relating to the purchase of the Shares. If the Grantee makes a timely 83(b) Election, the Grantee shall immediately pay the Company (or the Related Entity to which the Grantee provides service) the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding obligations. If the Grantee does not make a timely 83(b) Election, the Grantee shall, either at the time that the restrictions lapse under the Option Agreement, the Program and the Plan or at the time withholding is otherwise required by Applicable Law, pay the Company (or the Related Entity to which the Grantee provides service) the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding obligations. In addition, the Grantee agrees to satisfy all other applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations.

         7. Restrictive Legends. The Grantee understands and agrees that the Company shall cause the legend set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A REPURCHASE RIGHT HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND REPURCHASE RIGHT ARE BINDING ON TRANSFEREES OF THESE SHARES.

         8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

         9. Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

         10. Dispute Resolution. The provisions of Section 20 of the Option Agreement shall be the exclusive means of resolving disputes arising out of or relating to this Exercise Notice.

         11. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

         12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice) with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

         13. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

         14. Entire Agreement. The Notice, the Plan, the Program, and the Option Agreement are incorporated herein by reference, and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Program, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:                                Accepted by:

GRANTEE:                                     STRATEX NETWORKS, INC.

                                             By: _______________________________

___________________________                  Title: ____________________________
        (Signature)

Address:                                     Address:

___________________________                  170 Rose Orchard Way
                                             San Jose, California  95134
___________________________

                                    EXHIBIT B

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

[PLEASE SIGN THIS DOCUMENT BUT DO NOT DATE IT. THE DATE AND INFORMATION OF THE TRANSFEREE WILL BE COMPLETED IF AND WHEN THE SHARES ARE ASSIGNED.]

         FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto _______________________, __________________ (____) shares of the Common Stock Stratex Networks, Inc., a Delaware corporation (the
"Company"), standing in his name on the books of, represented by Certificate No. ____ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.

DATED: ________________

                                             ___________________________________

The undersigned spouse of ____________________ joins in this assignment.

Dated:  ___________________                  ___________________________________
                                                   (Spouse of _____________

                                    EXHIBIT C

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

                  The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 20__ the amount of any compensation taxable in connection with the taxpayer's receipt of the property described below:

                           1.       The name, address, taxpayer identification
number and taxable year of the undersigned are:

         TAXPAYER'S NAME:
         SPOUSE'S NAME:

         TAXPAYER'S SOCIAL SECURITY NO.:
         SPOUSE'S SOCIAL SECURITY NO.:

         TAXABLE YEAR: Calendar Year 20__

         ADDRESS:

                           2. The property which is the subject of this election is __________ shares of common stock of Stratex Networks, Inc.

                           3.       The property was transferred to the
         undersigned on ____________, 20__.

                           4. The property is subject to the following restriction: the right of repurchase of the shares of common stock by Stratex Networks, Inc. or its successor or assigns upon the cessation of service with Stratex Networks, Inc. or its successor or assigns prior to the lapse of the designated restriction period. The repurchase price shall be the lower of the original purchase price or the fair market value of the shares on the repurchase date.

                           5. The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is: $_______ per share x ________ shares = $___________.

                           6. The undersigned paid $______ per share x _________ shares for the property transferred or a total of $______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

         The undersigned will file this election with the Internal Revenue Service office to which he files his annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his income tax return for the taxable year in which the property is transferred. The undersigned understands that this election will also be effective as an election under _____________ law.

Dated: _____________________________         ___________________________________
                                                          Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: _____________________________         ___________________________________
                                                     Spouse of Taxpayer

                STRATEX NETWORKS, INC. 2002 STOCK INCENTIVE PLAN

                          NOTICE OF STOCK OPTION AWARD

     [PER PLAN, ACCELERATION FOR NON-OFFICERS UNLESS ASSUMED - REMOVE THIS]

         Grantee's Name and Address:         ___________________________________

                                             ___________________________________

                                             ___________________________________

         You have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the "Notice"), the Stratex Networks, Inc. 2002 Stock Incentive Plan, as amended from time to time (the "Plan") and the Stock Option Award Agreement (the "Option Agreement") attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

         Award Number                        ___________________________________

         Date of Award                       ___________________________________

         Vesting Commencement Date           ___________________________________

         Exercise Price per Share            $__________________________________

         Total Number of Shares subject
         to the Option                       ___________________________________

         Total Exercise Price                $__________________________________

         Type of Option:                     ________ Incentive Stock Option

                                             ________ Non-Qualified Stock Option

         Expiration Date:                    ___________________________________

         Post-Termination Exercise Period:   Three (3) Months

Vesting Schedule:

         Subject to Grantee's Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

         25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and an additional 25% of the Shares subject to the Option shall vest on each yearly anniversary of the Vesting Commencement Date thereafter.

         During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of ninety (90) days. Vesting of the Option shall resume upon the Grantee's termination of the leave of absence and return to service to the Company or a Related Entity. The Vesting Schedule of the Option shall be extended by the length of the suspension.

         In the event of the Grantee's change in status from Employee to Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, vesting of the Option shall continue only to the extent determined by the Administrator as of such change in status.

         In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall terminate concurrently with the termination of the Grantee's Continuous Service.

         IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

                                             Stratex Networks, Inc.,
                                             a Delaware corporation

                                             By: _______________________________

                                             Title: ____________________________

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF GRANTEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE RIGHT OF THE GRANTEE'S EMPLOYER TO TERMINATE GRANTEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, GRANTEE'S STATUS IS AT WILL.

         The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Option Agreement shall be resolved in accordance with
Section 15 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated: ______________________                Signed: ___________________________
                                                              Grantee

                                                       AWARD NUMBER: ___________

                STRATEX NETWORKS, INC. 2002 STOCK INCENTIVE PLAN

                          STOCK OPTION AWARD AGREEMENT

         1. Grant of Option. Stratex Networks, Inc., a Delaware corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Shares of Common Stock subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the "Option Agreement") and the Company's 2002 Stock Incentive Plan, as amended from time to time (the "Plan"), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

         If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is awarded.

         2.       Exercise of Option.

                  (a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction or Change in Control. No partial exercise of the Option may be for less than the lesser of five percent (5%) of the total number of Shares subject to the Option or the remaining number of Shares subject to the Option. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

                  (b) The Option shall be exercisable only by delivery of an exercise notice (a form of which is attached as Exhibit A) or by other such procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, such other representations and agreements as to the holder's investment intent with respect to such Shares and such other provisions as may be required by the Administrator. The exercise notice shall be signed by the Grantee and shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d), below.

                  (c) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of the Option, the Company or the Grantee's employer may offset or withhold (from any amount owed by the Company or the Grantee's employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax obligations and/or the employer's withholding obligations.

         3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

                  (a)      cash;

                  (b)      check;

                  (c) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price); or

                  (d) payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

         4. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. In addition, the Option, if an Incentive Stock Option, may not be exercised until such time as the Plan has been approved by the stockholders of the Company.

         5. Termination or Change of Continuous Service. In the event the Grantee's Continuous Service terminates, other than for Cause, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the "Termination Date"). In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall, except as otherwise determined by the Administrator, terminate concurrently with the termination of the Grantee's Continuous Service (also the "Termination Date"). In no event shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee's change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and, except to the extent otherwise determined by the Administrator, continue to vest; provided, however, with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status. Except as provided in Sections 6 and 7 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

         6. Disability of Grantee. In the event the Grantee's Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months from the Termination Date (and in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date; provided, however, that if such Disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date. To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.

         7. Death of Grantee. In the event of the termination of the Grantee's Continuous Service as a result of his or her death, or in the event of the Grantee's death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee's termination of Continuous Service as a result of his or her Disability, the Grantee's estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the portion of the Option that was vested at the date of termination, within twelve (12) months from the date of death (but in no event later than the Expiration Date). To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

         8. Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Non-Qualified Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that a Non-Qualified Stock Option may be transferred to members of the Grantee's Immediate Family to the extent and in the manner authorized by the Administrator. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Grantee.

         9. Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Option Agreement, the Notice or the Plan, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

         10. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         11. Term of Option. The Option may be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein.

         12. Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

                  (a) Exercise of Incentive Stock Option. If the Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as income for purposes of the alternative minimum tax for federal tax purposes and may subject the Grantee to the alternative minimum tax in the year of exercise. However, the Internal Revenue Service issued proposed regulations which would subject the Grantee to withholding at the time the Grantee exercises an Incentive Stock Option for Social Security and Medicare taxes based upon the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. These proposed regulations are subject to further modification by the Internal Revenue Service and, if adopted, would be effective only for the exercise of Incentive Stock Options on or after January 1, 2003.

                  (b) Exercise of Incentive Stock Option Following Disability. If the Grantee's Continuous Service terminates as a result of Disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Grantee must exercise an Incentive Stock Option within three (3) months of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.

                  (c) Exercise of Non-Qualified Stock Option. On exercise of a Non-Qualified Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is an Employee or a former Employee, the Company will be required to withhold from the Grantee's compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                  (d) Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes and subject to tax at a maximum rate of 20%. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for more than one year after receipt of the Shares and are disposed more than two years after the Date of Award, any gain realized on disposition of the Shares also will be treated as capital gain for federal income tax purposes and subject to the same tax rates and holding periods that apply to Shares acquired upon exercise of a Non-Qualified Stock Option. If Shares purchased under an Incentive Stock Option are disposed of prior to the expiration of such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

         13. Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

         14. Headings. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

         15. Dispute Resolution The provisions of this Section 15 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Option Agreement. The Company, the Grantee, and the Grantee's assignees pursuant to Section 8 (the "parties") shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Option Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in the Santa Clara County Superior Court) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 15 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

         16. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party.

                                    EXHIBIT A

                STRATEX NETWORKS, INC. 2002 STOCK INCENTIVE PLAN

                                 EXERCISE NOTICE

Stratex Networks, Inc.
170 Rose Orchard Way
San Jose, California  95134

Attention: Secretary

         1. Exercise of Option. Effective as of today, ______________, ___ the undersigned (the "Grantee") hereby elects to exercise the Grantee's option to purchase ___________ shares of the Common Stock (the "Shares") of Stratex Networks, Inc. (the "Company") under and pursuant to the Company's 2002 Stock Incentive Plan, as amended from time to time (the "Plan") and the [ ] Incentive
[ ] Non-Qualified Stock Option Award Agreement (the "Option Agreement") and Notice of Stock Option Award (the "Notice") dated ______________, ________. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

         2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan, and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

         4. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d) of the Option Agreement.

         5. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice

         6. Taxes. The Grantee agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Award or within one (1) year from the date the Shares were transferred to the Grantee. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Grantee agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

         7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

         8. Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

         9. Dispute Resolution. The provisions of Section 15 of the Option Agreement shall be the exclusive means of resolving disputes arising out of or relating to this Exercise Notice.

         10. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

         11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice) with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

         12. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

         13. Entire Agreement. The Notice, the Plan, and the Option Agreement are incorporated herein by reference, and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the

Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:                              Accepted by:

GRANTEE:                                   STRATEX NETWORKS, INC.

                                           By: _________________________________

____________________________________       Title: ______________________________
               (Signature)

Address:                                   Address:
____________________________________       170 Rose Orchard Way

____________________________________       San Jose, California  95134

                STRATEX NETWORKS, INC. 2002 STOCK INCENTIVE PLAN

                          NOTICE OF STOCK OPTION AWARD

            [DOUBLE TRIGGER ACCELERATION FOR OFFICERS - REMOVE THIS]

         Grantee's Name and Address:  __________________________________________

                                      __________________________________________

                                      __________________________________________

         You have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the "Notice"), the Stratex Networks, Inc. 2002 Stock Incentive Plan, as amended from time to time (the "Plan") and the Stock Option Award Agreement (the "Option Agreement") attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

         Award Number                        ___________________________________

         Date of Award                       ___________________________________

         Vesting Commencement Date           ___________________________________

         Exercise Price per Share            $__________________________________

         Total Number of Shares subject
         to the Option                       ___________________________________

         Total Exercise Price                $__________________________________

         Type of Option:                     _________    Incentive Stock Option

                                             _________    Non-Qualified Stock
                                                          Option

         Expiration Date:                    ___________________________________

         Post-Termination Exercise Period:   Three (3) Months

Vesting Schedule:

         Subject to Grantee's Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

         25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and an additional 25% of the Shares subject to the Option shall vest on each yearly anniversary of the Vesting Commencement Date thereafter.

         During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of ninety (90) days. Vesting of the Option shall resume upon the Grantee's termination of the leave of absence and return to service to the Company or a Related Entity. The Vesting Schedule of the Option shall be extended by the length of the suspension.

         In the event of the Grantee's change in status from Employee to Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, vesting of the Option shall continue only to the extent determined by the Administrator as of such change in status.

         In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall terminate concurrently with the termination of the Grantee's Continuous Service.

         IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

                             Stratex Networks, Inc.,
                             a Delaware corporation

                             By: _______________________________________________

                             Title: ____________________________________________

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF GRANTEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE RIGHT OF THE GRANTEE'S EMPLOYER TO TERMINATE GRANTEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, GRANTEE'S STATUS IS AT WILL.

         The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Option Agreement shall be resolved in accordance with
Section 16 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated: ______________________           Signed: ________________________________
                                                             Grantee

                                                       AWARD NUMBER: ___________

                STRATEX NETWORKS, INC. 2002 STOCK INCENTIVE PLAN

                          STOCK OPTION AWARD AGREEMENT

         1. Grant of Option. Stratex Networks, Inc., a Delaware corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Shares of Common Stock subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the "Option Agreement") and the Company's 2002 Stock Incentive Plan, as amended from time to time (the "Plan"), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

         If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is awarded.

         2.       Exercise of Option.

                  (a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 3 relating to the exercisability or termination of the Option in the event of a Corporate Transaction or Change in Control. No partial exercise of the Option may be for less than the lesser of five percent (5%) of the total number of Shares subject to the Option or the remaining number of Shares subject to the Option. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

                  (b) Method of Exercise. The Option shall be exercisable only by delivery of an exercise notice (a form of which is attached as Exhibit
A) or by other such procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, such other representations and agreements as to the holder's investment intent with respect to such Shares and such other provisions as may be required by the Administrator. The exercise notice shall be signed by the Grantee and shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d), below.

                  (c) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of the Option, the Company or the Grantee's employer may offset or withhold (from any amount owed by the Company or the Grantee's employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax obligations and/or the employer's withholding obligations.

         3.       Corporate Transactions/Changes in Control.

                  (a) Termination of Option to Extent Not Assumed Upon a Corporate Transaction. Effective upon the consummation of a Corporate Transaction, this Option shall terminate. However, this Option shall not terminate to the extent it is Assumed in connection with the Corporate Transaction.

                  (b)      Acceleration of Option Upon Corporate
Transaction/Change in Control.

                           (i)      Corporate Transaction. In the event of a
Corporate Transaction and:

                                    (A)      for the portion of this Option that
is Assumed or Replaced, the Option (if Assumed), the replacement Option (if Replaced), or the cash incentive program (if Replaced) automatically shall become fully vested, exercisable and payable for all of the Shares at the time represented by such Assumed or Replaced portion of this Option, immediately upon termination of the Grantee's Continuous Service (substituting the successor employer corporation, if any, for "Company or Related Entity" for the definition of "Continuous Service") if such Continuous Service is terminated by the successor company or the Company without Cause or voluntarily by the Grantee with Good Reason within eighteen (18) months of the Corporate Transaction; and

                                    (B)      for the portion of this Option that
is neither Assumed nor Replaced, such portion of the Option shall automatically become fully vested and exercisable for all of the Shares at the time represented by such portion of the Option, immediately prior to the specified effective date of the Corporate Transaction.

                           (ii)     Change in Control. Following a Change in
Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity without Cause or voluntarily by the Grantee with Good Reason within eighteen (18)months of a Change in Control, the outstanding Option shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value), immediately upon the termination of such Continuous Service.

                  (c) Disclaimer of Accelerated Vesting. In the event that vesting is to occur earlier than provided in the Vesting Schedule as a result of the application of this Section 3 (the "Accelerated Vesting"), the Grantee may, prior to the date on which the Accelerated Vesting is to occur, disclaim some or all of the Accelerated Vesting to the extent that the Accelerated Vesting would result in any payment or benefit (within the meaning of Section 280G(b)(2) of the Code) to the Grantee that would be subject to the excise tax imposed by
Section 4999 of the Code. To disclaim such Accelerated Vesting, the Grantee must provide notice of the disclaimer to the Company in a form that is acceptable to the Administrator.

                  (d) The portion of the Option, if an Incentive Stock Option, accelerated under this Section 3 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of
Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the accelerated excess portion of the Option shall be exercisable as a Non-Qualified Stock Option.

         4. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

                  (a)      cash;

                  (b)      check;

                  (c) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price); or

                  (d) payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

         5. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable

Laws. In addition, the Option, if an Incentive Stock Option, may not be exercised until such time as the Plan has been approved by the stockholders of the Company.

         6. Termination or Change of Continuous Service. In the event the Grantee's Continuous Service terminates, other than for Cause, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the "Termination Date"). In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall, except as otherwise determined by the Administrator, terminate concurrently with the termination of the Grantee's Continuous Service (also the "Termination Date"). In no event shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee's change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and, except to the extent otherwise determined by the Administrator, continue to vest; provided, however, with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status. Except as provided in Sections 7 and 8 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

         7. Disability of Grantee. In the event the Grantee's Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months from the Termination Date (and in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date; provided, however, that if such Disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date. To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.

         8. Death of Grantee. In the event of the termination of the Grantee's Continuous Service as a result of his or her death, or in the event of the Grantee's death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee's termination of Continuous Service as a result of his or her Disability, the Grantee's estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the portion of the Option that was vested at the date of termination, within twelve (12) months from the date of death (but in no event later than the Expiration Date). To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

         9. Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Non-Qualified Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that a Non-Qualified Stock Option may be transferred to members of the Grantee's Immediate Family to the extent and in the manner authorized by the Administrator. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Grantee.

         10. Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Option Agreement, the Notice or the Plan, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

         11. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         12. Term of Option. The Option may be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein.

         13. Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

                  (a) Exercise of Incentive Stock Option. If the Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as income for purposes of the alternative minimum tax for federal tax purposes and may subject the Grantee to the alternative minimum tax in the year of exercise. However, the Internal Revenue Service issued proposed regulations which would subject the Grantee to withholding at the time the Grantee exercises an Incentive Stock Option for Social Security and Medicare taxes based upon the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. These proposed regulations are subject to further modification by the Internal Revenue Service and, if adopted, would be effective only for the exercise of Incentive Stock Options on or after January 1, 2003.

                  (b) Exercise of Incentive Stock Option Following Disability. If the Grantee's Continuous Service terminates as a result of Disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Grantee must exercise an Incentive Stock Option within three (3) months of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.

                  (c) Exercise of Non-Qualified Stock Option. On exercise of a Non-Qualified Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is an Employee or a former Employee, the Company will be required to withhold from the Grantee's compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                  (d) Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes and subject to tax at a maximum rate of 20%. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for more than one year after receipt of the Shares and are disposed more than two years after the Date of Award, any gain realized on disposition of the Shares also will be treated as capital gain for federal income tax purposes and subject to the same tax rates and holding periods that apply to Shares acquired upon exercise of a Non-Qualified Stock Option. If Shares purchased under an Incentive Stock Option are disposed of prior to the expiration of such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

         14. Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

         15. Headings. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

         16. Dispute Resolution The provisions of this Section 16 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Option Agreement. The Company, the Grantee, and the Grantee's assignees pursuant to Section 9 (the "parties") shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Option Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in the Santa Clara County Superior Court) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 16 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

         17. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party.

                                   EXHIBIT A

                STRATEX NETWORKS, INC. 2002 STOCK INCENTIVE PLAN

                                EXERCISE NOTICE

Stratex Networks, Inc.
170 Rose Orchard Way
San Jose, California  95134

Attention: Secretary

         1. Exercise of Option. Effective as of today, ______________, ___ the undersigned (the "Grantee") hereby elects to exercise the Grantee's option to purchase ___________ shares of the Common Stock (the "Shares") of Stratex Networks, Inc. (the "Company") under and pursuant to the Company's 2002 Stock Incentive Plan, as amended from time to time (the "Plan") and the [ ] Incentive
[ ] Non-Qualified Stock Option Award Agreement (the "Option Agreement") and Notice of Stock Option Award (the "Notice") dated ______________, ________. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

         2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

         4. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d) of the Option Agreement.

         5. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice

         6. Taxes. The Grantee agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Award or within one (1) year from the date the Shares were transferred to the Grantee. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Grantee agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

         7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

         8. Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

         9. Dispute Resolution. The provisions of Section 16 of the Option Agreement shall be the exclusive means of resolving disputes arising out of or relating to this Exercise Notice.

         10. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

         11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice) with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

         12. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

         13. Entire Agreement. The Notice, the Plan, and the Option Agreement are incorporated herein by reference, and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:                              Accepted by:

GRANTEE:                                   STRATEX NETWORKS, INC.

                                           By: _________________________________

____________________________________       Title: ______________________________
               (Signature)

Address:                                   Address:
____________________________________       170 Rose Orchard Way
                                           San Jose, California  95134
____________________________________